SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2001

                            MCB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

       CALIFORNIA                   033-76832                  68-0300300
       ----------                   ---------                  ----------
 State of Incorporation        Commission File No.       IRS Employer ID Number


                    1248 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA
               94901 Address, including zip code, of registrant's
                           principal executive office

                                 (415) 459-2265
                                 --------------
               Registrant's telephone number, including area code


                         ------------------------------
           Former name or former address, if changed since last report


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Item 5.           Other Events

         On August 15, 2001, MCB Financial Corporation (the "Registrant") issued a press release announcing the signing of a definitive agreement under which the Registrant will merge with and into Business Bancorp with Business Bancorp as the surviving entity. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 7.           Financial Statements and Exhibits

Exhibits
--------
99. Press release dated August 15, 2001 re signing of definitive agreement between the Registrant and
         Business Bancorp.













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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 17, 2001                  MCB Financial Corporation
                                          (Registrant)

                                          By: /s/CHARLES O. HALL
                                              ----------------------------------
                                              Charles O. Hall, President and
                                              Chief  Executive Officer














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